Exhibit 99.1

BMO Utility Conference November 30, 2010 Growing Forward

1 This presentation contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections of CMS Energy's and Consumers Energy's Form 10-K for the year ended December 31 and as updated in subsequent 10-Qs. CMS Energy's and Consumers Energy's "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections are incorporated herein by reference and discuss important factors that could cause CMS Energy's and Consumers Energy's results to differ materially from those anticipated in such statements. The presentation also includes non-GAAP measures when describing CMS Energy's results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. CMS Energy expects 2010 reported earnings to be about the same as adjusted earnings. Reported earnings could vary because of several factors. CMS Energy is not providing reported earnings guidance reconciliation because of the uncertainties associated with those factors.

Consumers Energy Fourth largest combination utility in the United States 1.8 million electric and 1.7 million gas customers 9,500 MW of owned and purchased generation capacity Renewable energy 5% of present supply 307 Bcf of gas storage capacity Ludington Pumped Storage B C Cobb J H Campbell D E Karn J C Weadock Mio Alcona Cooke Foote Loud 5 Channels Hodenpyl Tippy Rogers Hardy Croton Webber Allegan Electric Gas Combination Overview Territory Investment growth balances responsible rate increases with attractive earnings growth. Zeeland 2

3 Business Strategy Consistent financial performance Fair and timely regulation Utility investment Customer value Safe, excellent operations Consistent financial performance

Key Takeaways Adjusted EPS (non-GAAP) growth (5% - 7%) Investment (not sales) driven Predictable No need for new equity next five years Risk mitigation through regulatory framework File and implement ratemaking reduces regulatory lag Sales decoupling mitigates revenue volatility Commodity cost recovery mechanism reduces price risk Competitive dividend (5% yield) Projected total shareowner return (10% - 12%) 4

Retirements Some 2010 Highlights . . . . 5 .. . . . while Michigan economy is improving. January May August August September October November December December Dividend Up 20% Up 40% Parent Financing $300 M 6.25% $250 M 4.25% $250 M 5.05% Parent Financing $226 M 4.5% $132 M 3.38% Conv Pfd Conv Debt due 2023 $100 M 6.3% Sr Notes due 2012 $226 M 4.5% $132 M 3.38% Conv Pfd Conv Debt due 2023 $100 M 6.3% Sr Notes due 2012 $226 M 4.5% $132 M 3.38% Conv Pfd Conv Debt due 2023 $100 M 6.3% Sr Notes due 2012 $226 M 4.5% $132 M 3.38% Conv Pfd Conv Debt due 2023 $100 M 6.3% Sr Notes due 2012 Rate Cases Gas Rate Order $66 M; 74% of self-implementation Gas Rate Order $66 M; 74% of self-implementation Gas Rate Order $66 M; 74% of self-implementation Electric Rate Order $146 M; 97% of self-implementation Electric Rate Order $146 M; 97% of self-implementation Electric Rate Order $146 M; 97% of self-implementation January May August August September October November December December New Issues Orders

Electric Sales Trend (weather adjusted) . . . . .. . . . improving faster than we expected. Electric Sales Year-to-Year Comparison 0 7% decline 1979 to 1982 6% decline 2007 to 2009 Forecast 6% 6

Michigan Energy Legislation . . . . Self-implement rates six months after filing; final decision within 12 months Customer charge in place for renewable energy and energy optimization plans Sales decoupling Cap on customer choice - 10% of load Natural gas and power supply costs pass through to customers .. . . . provides constructive regulatory framework. 7 Working ? ? ? ? ?

Capital Investment . . . . 2010 2011 2012 2013 2014 2015 Average Rate Base (bils) $10.2 $10.8 $11.6 $12.5 $13.4 0 Rate Base Bils $ Present Rate Base 5%-7% Reliability/Deliverability Renewables Smart Grid Environmental Maintenance Depreciation .. . . . provides earnings growth. Utility Investment $6.4 Billion 2011-2015 8

Renewable Energy Plans....

CMS ENERGY



Existing Renewable Facilities
Proposed Company-owned Wind Facilities
New Power Purchase Agreement Contracts
Lake Winds Energy Park
Cross Winds Energy Park

- Michigan energy law requires:
  - 10% renewables by 2015
  - Purchase 50% and build 50%
- Plan to invest $600 million over next five years, primarily on wind power
- Lake Winds Energy Park – 100 MW operational in 2012
- Cross Winds Energy Park – 150 MW operational in 2014

. . . increase renewables from 5% to 8% in 2012; and 10% by 2015.

9

Environmental Expenditures . . . . .. . . . are recovered in customer rates. Pollution Control Equipment Baghouse Dry Scrubber Activated Carbon SCR Boiler Burners $1.5 billion investment 2011-2015 Clean Air Act Clean Water Act Other state and federal regulations Expenditures for environmental equipment for: NOx reduction SO2 reduction Mercury reduction 10

11 Operating Cash Flow Growth . . . . .. . . . driven by investment growth. 2008 2009 2010 2011 2012 2013 2014 2015 CF after Capex -598 39 -22 20 -76 -31 -326 -144 73 160 220 325 479 384 497 271 CF after dividends 756 726 790 676 814 898 1032 987 CF after working capital 81 113 137 166 184 210 230 250 CF after interest 698 44 138 165 82 141 278 452 Operating cash flow 335 362 355 379 400 417 456 505 Amount (bils) $ Operating cash flow a up $0.1 billion per year $1.9 Interest Working capital and taxes Base Investment $1.3 $1.6 $1.7 $1.8 $1.5 $2.0 Cash flow before dividend Investment choices _ _ _ _ _ a Non-GAAP

Mitigating EPS Volatility . . . . .. . . . through decoupling, and strong performance. Old Opportunities Old Risks Decouple Decouple Cost Performance Reinvest 12

Earnings Per Share (adjusted non-GAAP) . . . . 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 History 0.81 0.9 0.96 1.08 0.84 1.21 1.26 2009 Plan 1.35 1.43 1.5 1.58 1.68 1.77 5% - 7% (2010-15) .. . . . growth track record continues to support 10% - 12% TSR growth. 2003 - 2009 8% Growth Dividend Annual ¢/share _ _ _ _ _ a $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock b Pre increase b 13 Uniqueness Investment (vs sales) driven Investment pull (vs push) NOLs no equity need (or dilution) Risk mitigation strong Energy law Solid regulation Cost discipline Customer driven

Earnings Per Share (adjusted non-GAAP) . . . . 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 History 0.81 0.9 0.96 1.08 0.84 1.21 1.26 2009 Plan 1.35 1.43 1.5 1.58 1.68 1.77 5% - 7% (2010-15) .. . . . growth track record continues to support 10% - 12% TSR growth. 2003 - 2009 8% Growth Dividend Annual ¢/share _ _ _ _ _ a $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock b Pre increase b 14 Uniqueness Investment (vs sales) driven Investment pull (vs push) NOLs no equity need (or dilution) Risk mitigation strong Energy law Solid regulation Cost discipline Customer driven

Appendix

"Cushion" Regulatory Timeline . . . . .. . . . well into second year under new, comprehensive Michigan energy law. 2009 2010 2010 2010 2010 2010 2010 2010 2010 2011 Fourth Quarter Fourth Quarter First Quarter Second Quarter Third Quarter Fourth Quarter Fourth Quarter First Quarter 2009 Gas Rate Case U-15986 Self-implemented $89 M Self-implemented $89 M Final Order $66 M MPSC Staff $11 M refund MPSC Staff $11 M refund Final Refund Order 2010 Gas Rate Case U-16418 Filed $55 M Self- implement 2009 Electric Rate Case U-15645 Final Order $139 M Refunded $16 M 2010 Electric General Rate Case U-16191 Filed $178 M Filed $178 M MPSC Staff $91 M Self-implemented $150 M Final Order $146 M Final Order $146 M Big Rock Point U-15611 $85 M refund $85 M refund $85 M refund $85 M refund Electric Decoupling Reconciliation U-15645 File Plug-in Electric Vehicle (PEV) Tariff MPSC approved PEV rates Appendix 1

FINAL ELECTRIC RATE CASE U-16191*
On November 4, 2010, the Michigan Public Service Commission (MPSC) authorized Consumers Energy to increase its base electric rates by $146 million annually with an authorized ROE of 10.7%. The Order approved guidelines for cost recovery of Smart Grid expenditures, required the pre-1983 Department of Energy liability funds to be placed into an external trust within six months, made no changes to the current electric revenue decoupling mechanism, and terminated the uncollectibles expense tracker as of Nov. 30th, and the forestry tracker immediately. In July, the Company self implemented a $150 million annual rate increase. As a result of the final order, the $4 million reduction from the annual self implemented rates will be refunded to customers in early 2011 after final refund amounts are determined and authorized by Commission order. Overall, customer rates will increase 4.2% versus rates set in the last electric case (U-15645).

			MPSC
	Consumers	MPSC	Final
	Self	Final	Order
	Implemented	Order	B/(W)
Item	(Mils)	(Mils)	(Mils)	Remarks
1. O&M	$21	$25	$4	Final order O&M level greater than amount self-implemented: $4

2. Gross Margin	5	19	14	Recovery of Rate E-1 economic development discount on higher sales: $11 Misc. revenue: $3

3. Investment	106	102	(4)	Net plant: $(6) Working capital: $(6) Taxes: $2 AFUDC: $6

4. Cost of Capital	18	0	(18)	Lower return on equity of 10.7% vs. 11%: $(12) Cost rates & capital structure: $(6)

Total	$150	$146	$(4)

		Consumers
Ratemaking	Existing	Self	MPSC
Capital Structure %	(U-15645)	Implemented	Final Order
Long Term Debt	44.80%	41.77%	40.62%
Short Term Debt	0.78	1.51	1.51
Preferred Stock	0.48	0.44	0.44
Common Equity	40.51 (1)	41.49 (2)	41.59 (3)
Deferred FIT	12.80	14.26	15.30
JDITC/Other	0.63	0.53	0.54

	100.00%	100.00%	100.00%

		Consumers
Rate Base and Return	Existing	Self	MPSC
Percentage	(U-15645)	Implemented	Final Order
Rate Base — Jurisdictional ($ billions)	$6.16	$6.97	$6.87
Return on Rate Base	6.98%	7.16%	6.98%
Return on Equity	10.70%	11.00%	10.70%

(1)	Equivalent to 47.23% on a financial basis

(2)	Equivalent to 49.57% on a financial basis

(3)	Equivalent to 50.32% on a financial basis

*	Electric Rate Case U-16191 can be accessed at the Michigan Public Service Commission’s website. http://efile.mpsc.cis.state.mi.us/efile/electric.html
Appendix 2

GAS RATE CASE U-16418*
On August 13, 2010, Consumers Energy filed an application with the Michigan Public Service Commission seeking an increase in its gas delivery and transportation rates based on a 2011 test year. The Company requests an authorized ROE of 11%, and proposes a full decoupling mechanism, including weather. If approved, this request would add about $2.95 per month, or about 3.4%, to the typical residential customer’s average monthly bill. The $55 million revenue deficiency is detailed below.

Item	$ Millions	Explanation
1. O&M	$16	Gas operations expense: $13 Lost & unaccounted for and company use gas: $3

2. Margin	4	Miscellaneous revenues

3. Investment	30	Net plant: $19 Working capital: $(2) Depreciation and property taxes: $10 Taxes, AFUDC and other: $3

4. Cost of Capital	5	Return on equity: $8 (11.00% vs 10.55%) Capital structure and lower debt costs: $(3)

Total	$55

Ratemaking	Existing	As Filed		After-Tax
Capital Structure	(U-15986)	Percent of Total	Annual Cost	Weighted Costs
Long Term Debt	43.58%	41.86%	5.95%	2.49%
Short Term Debt	0.59	1.82	3.46	0.06
Preferred Stock	0.46	0.42	4.46	0.02
Common Equity	40.78	40.51 (1)	11.00	4.46
Deferred Taxes	13.30	14.33	0.00	0.00
JDITC/Other	1.29	1.06	6.67	0.07

	100.00%	100.00%		7.10%

Rate Base and Return	Existing
Percentage	(U-15986)	As Filed
Rate Base ($ billions)	$2.74	$2.90
Return on Rate Base	7.02%	7.10%
Return on Equity	10.55%	11.00%

(1)	Equivalent to 48.93% on financial basis.
GAS RATE CASE SCHEDULE

Consumers files PA 286 self-implementation rates	January 6, 2011
Staff and Intervenors file direct cases	January 24, 2011
Staff/Intervenor filings on self-implementation	January 26, 2011
Self-Implementation Hearing	January 27, 2011
Rebuttal Testimony and exhibits	February 10, 2011
Motions to Strike Testimony	February 17, 2011
Cross of all witnesses	February 23 through March 4, 2011
Initial Briefs	March 30, 2011
Reply Briefs	April 19, 2011
Proposal for Decision target date	June 2, 2011
Exceptions	June 17, 2011
Replies to Exceptions	June 27, 2011
Commission Order	Not later than August 12, 2011

*	Gas Rate Case U-16418 can be accessed at the Michigan Public Service Commission’s website. http://efile.mpsc.cis.state.mi.us/efile/gas.html
Appendix 3

Utility Risk Mitigation . . . . Appendix 4 $6.1 Billion a Sales $5.5 Billion a Cost _ _ _ _ _ a Estimated 2010 .. . . . enhanced with decoupling.

Michigan Public Service Commission (MPSC) Composed of three members appointed by the Governor with the advice and consent of the Senate Appointed to serve staggered six-year terms No more than two Commissioners may represent the same political party One Commissioner is designated as Chairman by the Governor Orjiakor Isiogu, Chairman Appointed: 9/9/07 Term Ends: 7/2/13 Democrat Monica Martinez, Commissioner Appointed: 7/3/05 Term Ends: 7/2/11 Democrat Greg White, Commissioner Appointed: 12/4/09 Term Ends: 7/2/15 Independent Appendix 5

Electric Sales Trend (weather adjusted) . . . . Industrial Sales .. . . . continues to improve in our service territory, led by industrial customers. Total 2009 2010 2011 Year over Year Comparison by Quarter 2009 2010 2011 Forecast 10% 1.5% Forecast Appendix 6

Economic Indicators - U.S. Autos . . . . .. . . . production up substantially from 2009. U.S. Production (October 9 YTD) Days Supply (September) +46% Desired Supply Desired Supply 90 60 Appendix 7

Emission Reductions . . . . Appendix 8 .. . . . reduced NOx 74% and SO2 67%.

Federal Tax Benefits Year-End Estimate 2010 2011 2012 2013 2014 (bils) (bils) (bils) (bils) (bils) Gross NOL carry forwards $ 1.2 $ 0.7 $ 0.2 $ - $ - Net NOL cash benefit at 35% 0.4 0.2 0.1 - - Credit carry forwards 0.3 0.3 0.3 0.2 0.1 Remaining cash benefit $ 0.7 $ 0.5 $ 0.4 $ 0.2 $ 0.1 Appendix 9

2010 Financing Activities 2010 Financing Activities Appendix 10 $300 300

Share Dilution Sensitivity . . . . Share Dilution Exposed to Stock Price Changes After Preferred/Debt Conversion Share Dilution Exposed to Stock Price Changes After Preferred/Debt Conversion Convertible Notes Convertible Notes Share Dilution Exposed to Stock Price Changes After Preferred/Debt Conversion Share Dilution Exposed to Stock Price Changes After Preferred/Debt Conversion Before Conversion Before Conversion 2011 Average Annual Stock Price 2.88% (mils) 5.50% (mils) Total (mils) (2011 dilution over 2010) 3.375% Notes (mils) 4.5% Preferred (mils) 2011 Average Annual Stock Price 2.88% (mils) 5.50% (mils) Total (mils) (2011 dilution over 2010) 3.375% Notes (mils) 4.5% Preferred (mils) $16 4 1 5 1% 6 12 18 6 2 8 2 7 13 20 8 3 11 3 7 14 22 9 4 13 4 8 15 24 10 5 15 5 8 16 Outstanding (mils) $288 $173 Conversion price a 13.087 14.463 Trigger Price 15.70 18.80 Appendix 11 .. . . . reduced from calling convertible preferreds and 3.375% convertible notes. _ _ _ _ _ a As of December 2010; will be adjusted for future dividend payments.

Consumers Capital Expenditures Appendix 12

GAAP Reconciliation

CMS Energy
Earnings Reconciliation By Quarter and Year
December 31
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

	Unaudited Quarters
(millions, except per share amounts)	1Q03	2Q03	3Q03	4Q03	FY 2003

Reported net income	$82	$(65)	$(69)	$8	$(44)

After-tax items:
Electric and gas utility other				30	30
Enterprises other	5	7	62	37	111
Corporate other	1		19	4	24
Discontinued operations	(31)	53	(2)	(43)	(23)
Cumulative accounting changes	24				24

Ongoing earnings (non-GAAP)	$81	$(5)	$10	$36	$122

Average shares outstanding, basic	144.1	144.1	152.2	161.1	150.4

Average shares outstanding, diluted	165.0	144.1	152.2	161.1	150.4

Reported earnings per share	$0.52	$(0.45)	$(0.46)	$0.05	$(0.30)

After-tax items
Electric and gas utility other				0.19	0.21
Enterprises other	0.03	0.05	0.41	0.23	0.74
Corporate other			0.12	0.02	0.16
Discontinued operations	(0.19)	0.37	(0.01)	(0.27)	(0.16)
Cumulative accounting changes	0.14				0.16

Ongoing earnings per share (non-GAAP)	$0.50	$(0.03)	$0.06	$0.22	$0.81

Note: Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.
2003 A-1

CMS Energy
Earnings Reconciliation By Quarter and Year
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

	Unaudited				31-Dec
(millions, except per share amounts)	1Q04*	2Q04	3Q04	4Q04	FY 2004

Reported net income — GAAP	$(9)	$16	$56	$47	$110

After-tax items:
Electric and gas utility other				(67)	(67)
Enterprises other	88		(29)	48	107
Corporate other	(7)		(1)	1	(7)
Discontinued operations	2		(8)	10	4
Cumulative accounting changes	2				2

Adjusted earnings, including M-T-M	$76	$16	$18	$39	$149
Mark-to-market impacts	NM	(13)	9	9	5

Adjusted earnings, excluding M-T-M	$76	$3	$27	$48	$154

Average shares outstanding, basic	161.1	161.2	161.5	190.2	168.6

Average shares outstanding, diluted	161.1	164.2	165.0	194.0	172.1

Reported earnings per share — GAAP	$(0.06)	$0.10	$0.34	$0.24	$0.64
After-tax items
Electric and gas utility other				(0.35)	(0.39)
Enterprises other	0.56		(0.17)	0.25	0.62
Corporate other	(0.05)		(0.01)	0.01	(0.03)
Discontinued operations	0.01		(0.05)	0.05	0.02
Cumulative accounting changes	0.01				0.01

Adjusted earnings per share, including M-T-M	$0.47	$0.10	$0.11	$0.20	$0.87
Mark-to-market impacts	NM	(0.08)	0.06	0.05	0.03

Adjusted earnings per share, excluding M-T-M	$0.47	$0.02	$0.17	$0.25	$0.90

Note: Year-to-date & full-year EPS may not equal sum of quarters due to share count differences.
*	Quarterly amounts differ from amounts previously reported due to accelerating the measurement date on our benefit plans by one month and the remeasurement of our post retirement obligation.
NM: Not meaningful.
2004 A-1

CMS Energy
Earnings Reconciliation By Quarter and Year
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

	Unaudited				31-Dec
(millions, except per share amounts)	1Q05	2Q05	3Q05	4Q05	FY 2005

Reported net income — GAAP	$150	$27	$(265)	$(6)	$(94)

After-tax items:
Electric and gas utility other
Enterprises other	(2)	(1)	(1)	13	9
Corporate other		1		8	9
Discontinued operations				(14)	(14)
Asset impairment			385		385

Adjusted earnings, including M-T-M	$148	$27	$119	$1	$295
Mark-to-market impacts	(75)	19	(75)	40	(91)

Adjusted earnings, excluding M-T-M	$73	$46	$44	$41	$204

Average shares outstanding, basic	195.3	217.9	219.6	218.5	211.8

Average shares outstanding, diluted	206.3	228.9	219.6	218.5	211.8

Reported earnings per share — GAAP	$0.74	$0.12	$(1.21)	$(0.03)	$(0.44)

After-tax items
Electric and gas utility other
Enterprises other	(0.01)	NM	NM	0.06	0.04
Corporate other		NM		0.03	0.04
Discontinued operations				(0.06)	(0.07)
Asset impairment			1.75		1.82

Adjusted earnings per share, including M-T-M	$0.73	$0.12	$0.54	$0.00	$1.39
Mark-to-market impacts	(0.36)	0.08	(0.34)	0.19	(0.43)

Adjusted earnings per share, excluding M-T-M	$0.37	$0.20	$0.20	$0.19	$0.96

Note: Year-to-date & full-year EPS may not equal sum of quarters due to share count differences.
2005 A-1

CMS Energy
Earnings Reconciliation By Quarter and Year
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

	Unaudited
	2006				2006
(In millions, except per share amounts)	1Q	2Q	3Q	4Q	Dec YTD

Reported net income — GAAP	$(27)	$72	$(103)	$(32)	$(90)

After-tax items:
Electric and gas utility other	—	—	—	—	—
Enterprises other	—	—	(29)	25	(4)
Corporate interest and other	2	(15)	4	82	73
Discontinued operations (gain)	(1)	(2)	(1)	(2)	(6)
Asset impairment charges	—	—	169	—	169

Adjusted earnings, including MTM	$(26)	$55	$40	$73	$142
Mark-to-market impacts	74	21	30	(13)	112

Adjusted earnings, excluding MTM	$48	$76	$70	$60	$254

Average shares outstanding, basic	219.1	219.6	220.1	220.6	219.9
Average shares outstanding, diluted	219.1	229.6	220.1	220.6	219.9

Reported earnings per share — GAAP	$(0.12)	$0.31	$(0.47)	$(0.15)	$(0.41)

After-tax items
Electric and gas utility other	—	—	—	—	—
Enterprises other	—	—	(0.13)	0.11	(0.02)
Corporate other	0.01	(0.07)	0.02	0.38	0.27
Discontinued operations	(0.01)	(0.01)	—	(0.01)	(0.03)
Asset impairment charges	—	—	0.76	—	0.76

Adjusted earnings per share, including MTM	$(0.12)	$0.23	$0.18	$0.33	$0.57
Mark-to-market impacts	0.34	0.10	0.13	(0.06)	0.51

Adjusted earnings per share, excluding MTM	$0.22	$0.33	$0.31	$0.27	$1.08

Note: Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.
NM: Not Meaningful.
2006 A-1

CMS Energy Corporation
Earnings By Quarter and Year GAAP Reconciliation
(Unaudited)

	(In millions, except per share amounts)
	2007
	1Q	2Q	3Q	4Q	Dec YTD

Reported net income (loss) — GAAP	$(215)	$33	$82	$(127)	$(227)

After-tax items:
Electric and gas utility	4	—	—	—	4
Enterprises	49	19	(10)	222	280
Corporate interest and other	(81)	32	9	(38)	(78)
Discontinued operations (income) loss	178	(91)	—	2	89
Asset impairment charges, net	157	25	(49)	—	133

Adjusted income — non-GAAP	$92	$18	$32	$59	$201

Average shares outstanding, basic	221.5	222.6	223.0	223.4	222.6
Average shares outstanding, diluted	221.5	222.6	241.3	223.4	222.6

Reported earnings (loss) per share — GAAP	$(0.97)	$0.15	$0.34	$(0.57)	$(1.02)

After-tax items:
Electric and gas utility	0.01	—	—	—	(0.07)
Enterprises	0.23	0.08	(0.04)	0.99	1.25
Corporate interest and other	(0.36)	0.15	0.03	(0.17)	(0.32)
Discontinued operations (income) loss	0.80	(0.41)	—	0.01	0.40
Asset impairment charges, net	0.71	0.11	(0.20)	—	0.60

Adjusted earnings per share — non-GAAP	$0.42	$0.08	$0.13	$0.26	$0.84

(In millions, except per share amounts)	2008
	1Q		2Q	3Q	4Q	Dec YTD
Reported net income — GAAP	$102		$44	$78	$60	$284

After-tax items:
Electric and gas utility	—		1	6	5	12
Enterprises	*		(4)	*	1	(3)
Corporate interest and other	—		—	(6)	1	(5)
Discontinued operations (income) loss	(1)		1	(1)	*	(1)

Adjusted income — non-GAAP	$101		$42	$77	$67	$287

Average shares outstanding, basic	225.2		225.4	225.8	226.3	225.7
Average shares outstanding, diluted	237.6		240.6	236.3	228.1	236.2

Reported earnings per share — GAAP	$0.43		$0.18	$0.33	$0.26	$1.20

After-tax items:
Electric and gas utility	—		0.01	0.02	0.03	0.05
Enterprises	*		(0.02)	0.01	0.01	(0.02)
Corporate interest and other	—		—	(0.03)	*	(0.02)
Discontinued operations (income) loss	(*	)	—	(0.01)	*	(* )

Adjusted earnings per share — non-GAAP (a)	$0.43		$0.17	$0.32	$0.30	$1.21

Note: Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.
*	Less than $500 thousand or $0.01 per share.

(a)	Excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock, adjusted earnings per share was $0.44, $0.19, $0.33, $0.30, and $1.25, respectively.
2008 A-1

CMS ENERGY CORPORATION
Earnings By Quarter and Year GAAP Reconciliation
(Unaudited)

(In millions, except per share amounts)	2009
	1Q	2Q	3Q	4Q		Dec YTD
Reported net income — GAAP	$70	$75	$67	$6		$218

After-tax items:
Electric and gas utility	—	—	—	79		79
Enterprises	*	16	2	4		22
Corporate interest and other	*	1	1	(1)		1
Discontinued operations (income) loss	1	(25)	1	3		(20)

Adjusted income — non-GAAP	$71	$67	$71	$91		$300

Average shares outstanding, basic	226.6	226.9	227.3	227.8		227.2
Average shares outstanding, diluted	233.2	234.6	238.5	243.0		237.9

Reported earnings per share — GAAP	$0.30	$0.32	$0.28	$0.02		$0.91

After-tax items:
Electric and gas utility	—	—	—	0.33		0.33
Enterprises	*	0.07	0.01	0.02		0.09
Corporate interest and other	*	*	*	(*	)	0.01
Discontinued operations (income) loss	0.01	(0.11)	0.01	0.01		(0.08)

Adjusted earnings per share — non-GAAP	$0.31	$0.28	$0.30	$0.38		$1.26

(In millions, except per share amounts)	2010
	1Q	2Q	3Q
Reported net income — GAAP	$85	$80	$134

After-tax items:
Electric and gas utility	6	—	—
Enterprises	1	(31)	(2)
Corporate interest and other	*	*	—
Discontinued operations loss	1	16	*

Adjusted income — non-GAAP	$93	$65	$132

Average shares outstanding, basic	228.0	228.2	229.0
Average shares outstanding, diluted	246.5	247.6	254.7

Reported earnings per share — GAAP	$0.34	$0.32	$0.53

After-tax items:
Electric and gas utility	0.03	—	—
Enterprises	*	(0.13)	(0.01)
Corporate interest and other	*	*	—
Discontinued operations loss	0.01	0.07	*

Adjusted earnings per share — non-GAAP	$0.38	$0.26	$0.52

Note: Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.
*	Less than $500 thousand or $0.01 per share.
2010 A-1

CMS Energy Corporation
Earnings Segment Results GAAP Reconciliation
(Unaudited)

	Three Months Ended
September 30	2010		2009
Electric Utility
Reported		$0.61	$0.46
Downsizing Program		—	—

Adjusted		$0.61	$0.46

Gas Utility
Reported		$0.01	$(0.05)
Downsizing Program		—	—

Adjusted		$0.01	$(0.05)

Enterprises
Reported		$0.04	$0.02
Asset Sales (Gain) Loss and Other		(0.01)	0.01

Adjusted		$0.03	$0.03

Corporate Interest and Other
Reported		$(0.13)	$(0.14)
Asset Sales Loss and Other		—	*

Adjusted		$(0.13)	$(0.14)

Discontinued Operations
Reported	$	(* )	$(0.01)
Discontinued Operations Loss (Gain)		*	0.01

Adjusted		$—	$—

Totals
Reported		$0.53	$0.28
Discontinued Operations Loss (Gain)		*	0.01
Downsizing Program		—	—
Asset Sales (Gain) Loss and Other		(0.01)	0.01

Adjusted		$0.52	$0.30

Average Common Shares Outstanding — Diluted (in millions)		254.7	238.5

2010 A-2

Consumers Energy
2010 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Tax	Interest	Pension	Accts/Rec	Capital	Securitization	Preferred	Common	Consolidated Statements of Cash Flows
	non-GAAP	Sharing	Payments	Contribution	Financing	Lease Pymts	Debt Pymts	Dividends	Dividends	GAAP
Description	Amount	Operating	as Operating	as Operating	as Operating	as Financing	as Financing	as Financing	as Financing	Amount	Description
Cash at year end 2009	$39	$—	$—	$—	$—	$—	$—	$—	$—	$39	Cash at year end 2009

Sources
Operating	$1,485	$(130)	$(221)	$—	$—	$23	$35	$—	$—	$1,192
Other working capital	(30)	—	—	(97)	(50)	—	—	—	—	(177)	Net cash provided by operating activities

Sources	$1,455	$(130)	$(221)	$(97)	$(50)	$23	$35	$—	$—	$1,015

Uses
Interest and preferred dividends	$(223)	$—	$221	$—	$—	$—	$—	$2	$—	$—
Pension Contribution	(97)	—	—	97	—	—	—	—	—	—
Capital expenditures	(950)	—	—	—	—	—	—	—	—	(950)
Dividends/tax sharing to CMS	(490)	130	—	—	—	—	—	—	360	—	Net cash provided by investing activities

Uses	$(1,760)	$130	$221	$97	$—	$—	$—	$2	$360	$(950)	Cash flow from operating and investing activities

Cash flow	$(305)	$—	$—	$—	$(50)	$23	$35	$2	$360	$65

Financing
Equity	$250	$—	$—	$—	$—	$—	$—	$(2)	$—	$248
New Issues	600	—	—	—	—	—	—	—	—	600
Retirements	(446)	—	—	—	—	(23)	(35)	—	(360)	(864)
Net short-term financing & other	(53)	—	—	—	50	—	—	—	—	(3)	Net cash provided by financing activities

Financing	$351	$—	$—	$—	$50	$(23)	$(35)	$(2)	$(360)	$(19)

Net change in cash	$46	$—	$—	$—	$—	$—	$—	$—	$—	$46	Net change in cash

Cash at year end 2010	$85	$—	$—	$—	$—	$—	$—	$—	$—	$85	Cash at year end 2010

2010 A-3

CMS Energy Parent
2010 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Interest	Overheads &	Other	Preferred	Cash From	Consolidated Statements of Cash Flows
	non-GAAP	Payments	Tax Payments	Uses (a)	Dividends	Consolidated	GAAP
Description	Amount	as Operating	as Operating	as Operating	as Financing	Companies	Amount	Description
Cash at year end 2009	$23	$—	$—	$—	$—	$28	$51	Cash at year end 2009

Sources
Consumers Energy dividends/tax sharing	$490	$(122)	$(20)	$—	$—	$—	$348
Enterprises	30						30
Insurance settlement	50	—	—	(8)	—	10	52	Net cash provided by operating activities

Sources	$570	$(122)	$(20)	$(8)	$—	$10	$430

Uses
Interest and preferred dividends	$(130)	$122	$—	$—	$8	$—	$—
Overhead and Federal tax payments	(20)	—	20	—	—	—	—
Pension Contributions	(3)	—	—	—	—	—	(3)
Equity infusions	(250)	—	—	8	—	(85)	(327)	Net cash provided by investing activities

Uses (a)	$(415)	$122	$20	$8	$8	$(85)	$(342)

Cash flow	$155	$—	$—	$—	$8	$(75)	$88	Cash flow from operating and investing activities

Financing and dividends
New Issues	$550	$—	$—	$—	$(8)	$105	$647
Retirements	(314)	—	—	—	—	(40)	(354)
Net short-term financing & other	(23)	—	—	—	—	—	(23)
Common dividend	(151)	—	—	—	—	—	(151)	Net cash provided by financing activities

Financing	$62	$—	$—	$—	$(8)	$65	$119

Net change in cash	$217	$—	$—	$—	$—	$(10)	$207	Net change in cash

Cash at year end 2010	$240	$—	$—	$—	$—	$18	$258	Cash at year end 2010

(a)	Includes other and roundings
2010 A-4

Consolidated CMS Energy
2010 Forecasted Consolidation of Consumers Energy and CMS Energy Parent Statements of Cash Flow (in millions) (unaudited)

			Eliminations/Reclassifications to Arrive at the
			Consolidated Statement of Cash Flows
Statements of Cash Flows			Consumers	Equity
	Consumers	CMS Parent	Common Dividend	Infusions to	Consolidated Statements of Cash Flows
Description	Amount	Amount	as Financing	Consumers	Amount	Description
Cash at year end 2009	$39	$51	$—	$—	$90	Cash at year end 2009

Net cash provided by operating activities	$1,015	$430	$(360)	$—	$1,085	Net cash provided by operating activities

Net cash provided by investing activities	(950)	(342)	—	250	(1,042)	Net cash provided by investing activities

Cash flow from operating and investing activities	$65	$88	$(360)	$250	$43	Cash flow from operating and investing activities

Net cash provided by financing activities	$(19)	$119	$360	$(250)	$210	Net cash provided by financing activities

Net change in cash	$46	$207	$—	$—	$253	Net change in cash

Cash at year end 2010	$85	$258	$—	$—	$343	Cash at year end 2010

2010 A-5

CMS Energy
Reconciliation of 2010 Operating Cash Flow Target to GAAP Operating Activities
(unaudited)

	Amount
	(mils)
Consumers Operating (Consumers PTOI + Depreciation)	$1,485
Enterprises (Project Cash Flows)	30

Operating Cash Flow	$1,515	non-GAAP

Other operating activies including taxes, interest payments and working capital	(430)

Net cash provided by operating activites	$1,085	GAAP

2010 A-6